EXHIBIT 10.2

                             ASSIGNMENT OF INVENTION

         In consideration of the payment by LINDA JOHNSON (the "Assignee") to SPECTRUM PHARMACEUTICAL CORPORATION, a Florida corporation (the "Assignor") of the sum of Ten and no/100ths Dollars ($10.00), the receipt of which is hereby acknowledged, and for other good and valuable consideration, SPECTRUM PHARMACEUTICAL CORPORATION, a Florida corporation, whose full post office address is 36 Valley View, Irvine, California 92612 (the "Assignor"), hereby sells, assigns and transfers to LINDA JOHNSON, whose full post office address is 21704 Wapford Way, Boca Raton, Florida 33486 (the "Assignee") and any successors, assigns and legal representatives of the Assignee, the Assignor's right, title and interest for the United States and its territorial possessions and in all foreign countries in and to any and all improvements which are disclosed in the invention entitled "Protected Complex of Procaine for the Treatment of Symptoms from Narcotics Addiction, Tinnitus and Alzheimer's Disease" and which is found in U.S. Patent Nos. 5,064,858 of November 12, 1991 and in the invention entitled "Protected Complex of Procaine for the Treatment of Symptoms from Narcotics Addiction, Tinnitus and Alzheimer's Disease" which is found in U.S. Patent Application Serial No. 07/578,030 of September 5, 1990 (see Appendix "A"); and the invention entitled "Protected Complex of Procaine for the Treatment of Symptoms from Narcotics Addiction, Tinnitus and Alzheimer's Disease" and which is found in U.S. Patent No. 4,956,391 of September 11, 1990 and in the invention entitled "Protected Complex of Procaine for the Treatment of Symptoms from Narcotics Addiction, Tinnitus and Alzheimer's Disease" which is found in U.S. Patent Application Serial No. 233,247 of August 17, 1988 (see Appendix "B") and any legal equivalents thereof in a foreign country, including the right to claim priority, and in and to all Letters Patents obtained or to be obtained for said inventions by the above patents or their respective applications or any continuation, division, renewal, substitute, reissue or reexamination thereof (collectively the "Patents").

         Assignor hereby covenants that no assignment, sale, agreement or encumbrance has been or will be made or entered into which would conflict with this assignment.

         Assignor further covenants that Assignee will, upon its request, be provided promptly with all pertinent facts and documents relating to said inventions and said Letters Patents and legal equivalents as may be known and accessible to Assignor and will testify as to the same in any interference, litigation or proceeding related thereto and will promptly execute and deliver to Assignee or its legal representatives any and all papers, instruments or affidavits required to apply for, obtain, maintain, issue and enforce said applications, said inventions and said Letters Patents and said equivalents thereof which may be necessary or desirable to carry out the purposes thereof.

         IN WITNESS WHEREOF, we have hereunto set hand and seal this 14th day of May, 1999.

                                                 SPECTRUM PHARMACEUTICAL
                                             CORPORATION, a Florida corporation

                                             By:/s/ Howard Wertheim
                                                    Howard Wertheim, President

STATE OF CALIFORNIA )
COUNTY OF ORANGE  )

         BEFORE ME, the undersigned authority, personally appeared, Howard Wertheim, President of Spectrum Pharmaceutical Corporation, who provided a California Driver's License as identification and who did take an oath.


/stamped/ SEAL                                 /s/ Cricket L. Hong
                                              Print Name:____________________
                                              Notary Public, State of California
                                              Commission No.:_______________
                                              Commission Expires:____________